                                                                    EXHIBIT 10.1

            CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24B-2
    Certain portions,indicated by [*****], of this exhibit have been omitted pursuant to Rule 24b-2 of the Securities Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

   AWARD/CONTRACT                       1. THIS CONTRACT IS A RATED ORDER               RATING                    PAGE OF PAGES
                                           UNDER DPAS (15 CFR 350)                        DOA7                           1   30

2. CONTRACT (Proc. Inst.Ide) NO.        3. EFFECTIVE OF DATE                    4. REQUISITION/PURCHASE DATE REQUEST/PROJECT NO.
W91CRB-04-C-0049                               26 Jul 2004                      WITSWG-4270-1669

5. ISSUED BY                    CODE    W91CRB           6. ADMINISTERED BY         (If other than Item 5)    CODE ___________

US ARMY ROBERT MORRIS ACQ CTR - W91CRB
UNIQUE MISSIONS DIVISION
ATTN: AMSRD-ACC-U                                           SEE ITEM 5
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013

7. NAME AND ADDRESS OF CONTRACTOR       (No., street, city, county, state and zip code)     8. DELIVERY
SENTIGEN HOLDING CORP                                                                          [ ] FOB ORIGIN  [X] OTHER (See below)
580 MARSHALL STREET                                                                         9. DISCOUNT FOR PROMPT PAYMENT
PHILLIPSBURG NJ 08865-2629


                                                                                            10. SUBMIT INVOICES           ITEM
                                                                                            (4 copies unless otherwise
                                                                                            specified)
                                                                                            TO THE ADDRESS                 SECTION G
CODE  3U6U2                             FACILITY CODE                                       SHOWN IN:

11. SHIP TO/MARK FOR            CODE                     12. PAYMENT WILL BE MADE BY                     CODE    N68941
                                                         NAVY SYSTEMS MANAGEMENT ACTIVITY - N6894
                                                         SUITE 802
                                                         1851 SOUTH BELL STREET
                                                         ARLINGTON VA 22202-3528
              SEE SCHEDULE

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN         14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:                                         SEE SCHEDULE
[ ] 10 U.S.C. 2304(c)( )  [ ] 41 U.S.C. 253(c)( )

15A. ITEM NO.         15B. SUPPLIES/ SERVICES            15C. QUANTITY        15D. UNIT           15E. UNIT PRICE      15F. AMOUNT

                             SEE SCHEDULE

                                                                 15G. TOTAL AMOUNT OF CONTRACT                         $1,645,209.00

                                                 16. TABLE OF CONTENTS

(X) SEC.           DESCRIPTION                   PAGE(S)   (X)  SEC.            DESCRIPTION                                 PAGE(S)
              PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
X    A   SOLICITATION/ CONTRACT FORM              1         X    I   CONTRACT CLAUSES                                       20 - 29
X    B   SUPPLIES OR SERVICES AND PRICES/ COSTS   2-3      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X    C   DESCRIPTION/ SPECS./ WORK STATEMENT      4 - 11    X    J   LIST OF ATTACHMENTS                                    30
X    D   PACKAGING AND MARKING                    12                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
X    E   INSPECTION AND ACCEPTANCE                13                 REPRESENTATIONS, CERTIFICATIONS AND
X    F   DELIVERIES OR PERFORMANCE                14             K   OTHER STATEMENTS OF OFFERORS
X    G   CONTRACT ADMINISTRATION DATA             15 - 17        L   INSTRS., CONDS., AND NOTICES TO OFFERORS
X    H   SPECIAL CONTRACT REQUIREMENTS            18 - 19        M   EVALUATION FACTORS FOR AWARD

                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S  NEGOTIATED  Contractor is required 18.[ ] AWARD (Contractor is not required             Your offer on
        AGREEMENT                 to to sign this                     sign this document.)                    Solicitation Number

document and return 1copies to    Contractor agrees to
issuing office.)                  furnish and deliver
                                  all                    ______________________________________

items or perform all the services set forth or otherwise including the additions or changes made by you which identified above and on any continuation sheets for the  additions or changes are set forth in full above, is consideration stated herein. The rights and obligations  hereby accepted as to the items listed above and on any of the parties to this contract shall be subject to and  continuation sheets. This award consummates the contract
governed by the following documents: (a) this            which consists of the following documents: (a) the
award/contract, (b) the solicitation, if any, and (c)    Government's solicitation and your offer, and (b) this
such provisions, representations, certifications, and    award/contract. No further contractual document is
specifications, as are attached or incorporated by       necessary.
reference herein.

(Attachments are listed herein.)

19A. NAME AND TITLE OF SIGNER   (Type or print)          20A. NAME AND TITLE OF CONTRACTING OFFICER
                                                         J. RENEE HODGE / CONTRACTING OFFICER
                                                         TEL: 410-278-0881           EMAIL: Renee.Hodge@apg.army.mil

19B. NAME OF CONTRACTOR         19C. DATE SIGNED         20B. UNITED STATES OF AMERICA                     20C. DATE SIGNED
                                                                                                              22-Jul-2004
      /s/ Fedrick B. Rolff                                     /s/ J. Renee Hodge
BY _________________________________________             BY ____________________________________
   (Signature of person authorized to sign)                  (Signature of Contracting Officer)



NSN 7540-01-152-8069                                 26-107                                          STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                       GPO 1985 O - 469-794                                 Prescribed by GSA
                                                                                                     FAR (48 CFR) 53.214(a)

      Section B - Supplies or Services and Prices

ITEM NO  SUPPLIES/SERVICES  QUANTITY     UNIT       UNIT PRICE                                                     AMOUNT
0001                                   Dollars,
                                         U.S.
         Cost Plus Fixed Fee
         CPFF
         The contractor, Sentigen Holding Corporation shall assure and guarantee that Sentigen Biosciences, Incorporated laboratory located at Columbia University in New York will comply and perform "Improvement of Biological Detection Systems" in
         accordance with the Statement of Work dated 12 April 2004 and their proposal dated 17 May 2004.

         The contractor/sub-contractor as identified shall adhere to the technical/cost proposal as specified on pages 50 through 52 unless they notify the Government 30 days in advance when proposing any changes to the cost proposal.

         PURCHASE REQUEST NUMBER: WITSWG-4270-1669
                                                               ESTIMATED COST                                  $1,566,866.00
                                                                    FIXED FEE                                  $   78,343.00
                                                                                                               -------------
                                                                                                               $1,645,209.00

                                                         TOTAL EST COST + FEE
         ACRN AA FUNDED AMOUNT                                                                                 $1,504,680.00

FOB: Destination

ITEM NO  SUPPLIES/SERVICES             QUANTITY         UNIT            UNIT PRICE                                AMOUNT
0002                                                                                                                NSP
         Contract Date Requirement List (CDRL)
         CPFF
         The contractor, Sentigen Holding Corporation, is obligated to deliver all data listed on DD Form 1423-1 and the price
         attributable to the data, which shall be included in the total offerors price and Not Separately Priced.

         TYPE OF CONTRACT TO COMPLETION:
         This is a completion form of a cost-plus fixed fee contract. The goal of the contract is for Sentigen Holding Corporation to comply and perform in accordance with the work specified in the SOW and IAW Attachments J.1, Sentigen Holding Corporation's proposal number ED-878-SENTIGEN-0301FP and J.2 CDRLs. The attainment of this goal constitutes the condition for payment of the entire fixed fee. If the goal of the contract is not attained due to default by Sentigen Holding Corporation, the fixed fee may be subject to an equitable adjustment. Sentigen
         Holding Corporation shall endeavor to complete the contract within its estimated cost and period of performance. In the event the contract is not completed within the estimated cost, the government may elect to increase the estimated cost, thereby requiring Sentigen Holding Corporation to complete the contract without any adjustment to the fixed fee specified. If the scope of work is reduced or prematurely terminated by the Government for any reason, other than for reason of default by Sentigen
         Holding Corporation, such action by the Government shall require payment of the entire fixed fee to Sentigen Holding Corporation.
         If the scope of work is increased or extended with the consent of both Sentigen Holding Corporation and the Government, the fixed fee will be increased accordingly.

         PURCHASE REQUEST NUMBER: WITSWG-4270-1669
                                                               ESTIMATED COST                                       $0.00
                                                                    FIXED FEE                                       $0.00
                                                                                                                    -----
                                                                                                                    $0.00
                                                         TOTAL EST COST + FEE
         Funded Amount                                                                                              $0.00

FOB:  Destination

Section C - Descriptions and Specifications

                                STATEMENT OF WORK

                                       FOR
    OLFACTORY RECEPTOR MICROARRAY-BASED SENSOR FOR EXPLOSIVES DETECTION (ORM-
                                      EDS)
                                 TASK #DT-2077A

1.0   SCOPE.
[*****]

1.1   BACKGROUND.
[*****]

2.0   APPLICABLE DOCUMENTS.
[*****]

3.0   REQUIREMENTS.
[*****]

4.0   GOVERNMENT FURNISHED EQUIPMENT.
Any equipment purchased with Government funding under this contract is property of the U.S. Government.

5.0   DELIVERABLES.
[*****]

6.0   MARKINGS/DISTRIBUTION OF REPORTS.
[*****]

7.0   PERIOD OF PERFORMANCE.
The Period of Performance for the base effort is 24-MONTH EFFORT on or about 26 July 2004 through 25 July 2006.

8.0   SECURITY.
[*****]

8.2 No data or other deliverables from this project shall be distributed, published, briefed, or otherwise used without the express approval of the CTTSO Program Manager.